EXHIBIT 10.6

                                 LEASE AGREEMENT

                             Business and Commercial

This Lease Agreement is made on June 22, 2001

BETWEEN:

FRANK SANTANGELO

whose address is: 70 Park Avenue, Shrewsbury, NJ 07702

herein designated as the "Landlord,"

AND

MONMOUTH COMMUNITY BANK, N.A.

whose address is 627 Second Avenue, P.O. Box 630, Long Branch, NJ 07740-0630

herein designated as the "Tenant."

1. Premises. The Landlord does hereby lease to the Tenant, and the tenant does hereby rent from the Landlord, the following described premises:

Land and building located at 700 Branch Avenue, Little Silver, NJ 07739

2. Term. For a term of five (5) years commencing on September 1, 2001, and ending on August 31, 2006. In the event that Tenant is unable to occupy the premises as a retail commercial bank by September 1, 2001 due to Landlord's inability to obtain possession of the premises presently occupied by Fleet bank, the term of the Lease will begin on the first day of the month subsequent to the Landlord's obtaining possession of the premises from Fleet Bank, and the annual rent for the period ending August 31, 2002 will be adjusted accordingly.

3. Use. To be used and occupied only and for no other purpose than the conduct of a retail banking business. The Tenant shall not, and will not allow others, to occupy or use the leased premises or any part thereof for any purposes other than as herein limited, nor for any purpose deemed unlawful or extra hazardous, on account of fire or other casualty.

4. Rent. Subject to the provisions of paragraph 2 above, the Tenant agrees to pay $360,000.00 as minimum basic rent, to be paid as follows:

     A.   09/1/01 to 8/31/2003: $6,000.00 per month;

     B. From 09/01/03 to 8/31/06: the rent will be calculated annually in accordance with the following formula:

          $6,000.00 (base rent) x CPI 9/1/03, 9/1/04, 9/1/05, respectively
                                  ---------------------------
                                          CPI 9/1/02


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The term "CPI" shall mean the Consumer Price Index currently designated as CPI-W for New York, New York and Northeastern New Jersey presently published by the United States Department of Labor Bureau of Labor Statistics (1982=100). In the event such index ceases to exist or is modified, a comparable index shall be used. In no event will the monthly rent be less than $6,000.00.

All rent is to be paid to Landlord at Landlord's address on the first day of each month, in advance. The first payment of rent and any security deposit is due upon the signing of the Lease by the Tenant. The Tenant must pay a late charge of $300.00 as additional rent for each payment that is more than 10 days late. This late charge is due with the monthly rent payment. At the signing of this Lease, Tenant shall pay Landlord the sum of $12,000.00 (non-refundable), which shall be credited to the rent due on the first month and the last month of the lease term.

4.1 Net Lease; Rent Absolute. Landlord and Tenant agree (a) that this is a triple net lease, (b) that tenant, accordingly, shall be responsible for all obligations which are normally imposed on the owner of real estate with respect to the Premises which may accrue during the term including, without limitation, responsibility for the timely payment of all real estate taxes and other municipal liens, special assessments, insurance premiums and repair, replacement and maintenance costs and expenses in connection therewith (except as expressly designated herein as the Landlord's responsibility; and (c) the Rent and all payments to be made to Landlord are to be net to Landlord, without deductions or offsets of any kind or nature whatsoever. In no event shall there be any abatement or reduction in the Rent except as may otherwise be specifically provided in this Lease.

5. Option to Extend. Provided that Tenant is not in default of its obligations under this Lease, Tenant shall have the option to extend this Lease for three
(3) successive five (5) year terms commencing on September 1, 2006 and ending August 31, 2011, and on September 1, 2011 and ending August 31, 2016, and September 1, 2016 and ending August 31, 2021, respectively. The rent during each year of the renewal term shall be computed annually in the same manner as rent is calculated in paragraph 4B above, with the CPI adjustment being determined as of September 1st of each year of the renewal term as compared with the CPI in effect on September 1, 2002. Tenant shall exercise this right to extend by sending written notice to Landlord no later than 360 days prior to the expiration of each term. If Tenant has not notified Landlord of its intent to exercise its right to extend by the applicable time period set forth above, Landlord shall notify tenant of its failure to exercise its right, and Tenant shall have fifteen (15) calendar days following its receipt of such notice in which to notify Landlord of its intent to exercise the term. If Tenant does not so notify Landlord, Tenant's right to extend shall be deemed waived and of no further force and effect.

6. Repairs and Care. Tenant has examined the premises and has entered into this Lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting, decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from the reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice. Tenant shall be responsible for the maintenance and repair of parking lot surface and

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shall keep same in safe condition.  Tenant will  specifically be responsible for the repair and regular maintenance of the heating and air conditioning system. The term "repair" shall mean the improvement or replacement of any item that is no longer useful because of wear, tear, damage, or otherwise.

6.1 Landlords Responsibility. Notwithstanding the provisions of the previous paragraph, Landlord expressly agrees that prior to the commencement of the Term it will, at its cost and expense, install a new flat roof and replace the shingle portion of the roof of the premises and maintain same for a period not to exceed ten (10) years from the date of the Lease commencement. In addition, for a period of ten (10) years from Lease Commencement, Landlord shall be responsible for the repair of the load-bearing portion of the building, excluding the portion of the structure utilized for drive-through banking. Tenant agrees to give Landlord prompt written notice of any condition that requires repair. After the ten (10) year period, tenant shall assume exclusive responsibility for the repair and maintenance of the roof and load-bearing structure.

7. Alternations and Improvements. No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling or heating system, television or radio antennas, heavy equipment, apparatus and fixtures, except those which are customary in a retail banking facility (excluding modifications or additions to the existing drive-through banking facility), shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, etc., when made, installed in or attached to the said premises, shall belong to and become property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this Lease, without hindrance, molestation, or injury. Any construction work must be performed strictly in accordance with applicable law and building codes, at Tenant's sole cost and expense.

8. Signs. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto. Landlord represents that the existing signs for the rental space are acceptable.

9. Utilities. The Tenant shall pay when due all the rents or charges for water, sewer and other utilities used by the Tenant, which are or may be assessed or imposed upon the lease premises or charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 15 days of demand therefor, whichever occurs sooner.

10. Compliance with Laws, etc. The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of all governmental or public authorities and of all their subdivisions, applicable to and affecting the said premises, their use and occupancy, and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters for similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

11. Assignment. The Tenant shall not, without the written consent of the Landlord, assign, mortgage or hypothecate this Lease, nor sublet or sublease the premises or any part thereof. Landlord will not unreasonably withhold its consent to an assignment to another banking institution, provided that the use of the premises continues as a retail banking business.


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12. Hazard Insurance.  Tenant shall obtain and pay for adequate hazard insurance with extended coverage naming Landlord as an additional insured. Tenant shall deliver a copy of the policy of insurance to the Landlord together with evidence of the payment of the premiums therefore, not less than fifteen days prior to the commencement of the term or when the Tenant shall enter into possession whichever occurs sooner. If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in the amount and in the form and in the insurance companies acceptable the Landlord, the Landlord may, at any time, terminate this Lease, upon giving to the Tenant fifteen (15) days' notice in writing of the Landlord's intention to do so. Upon giving of such notice, this Lease shall terminate.

13. Liability Insurance. The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof; Comprehensive Liability Insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $1,000,000.00 per occurrence and $2,000,000.00 aggregate basis for the term of the lease, together with umbrella coverage of $10,000,000.00. In addition, tenant will maintain Workers Compensation insurance with Coverage Two limits of not less than $100,000.00/$100,000.00/$500,000.00, together with umbrella coverage of
$10,000,000.00. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefore, not less than fifteen days prior to the commencement of the term or when the Tenant shall enter into possession, whichever occurs sooner.

14. Indemnification. The Tenant will indemnify and save harmless Landlord from and against any and all loss, cost (including attorney's fees), damages, expense and liability (including statutory liability and liability under workers compensation laws) in connection with claims for damages as a result of death or injury of any person or property damage to any property sustained by Tenant or all other persons which arise from or in any manner grow out of any act or neglect on or about the Camp by Tenant, Tenant's partners, agents, employees, customers, invitees, contractors and subcontractors.

15. Mortgage Priority. This Lease shall not be a lien against the said premises with respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgages shall have preference and be superior and prior in lien to this Lease, irrespective of the date of recording. The Tenant agrees to execute any instruments, without cost, which may be deemed necessary, to further effect the subordination of this Lease to any such mortgages. A refusal by the Tenant to execute such instruments is a violation and shall entitle the Landlord to cancel this Lease.

16. Fire and Other Casualty. Except as otherwise specifically provided herein, damage to or destruction of any portion nor all of the building and other improvements located upon the premises by fire, the elements, or other casualty, whether with or without fault of the Tenant shall not result in a termination of this Lease or entitle Tenant to surrender the premises or entitle the Tenant to any abatement of or reduction in the rent payable, or otherwise affect the respective obligation of the parties hereto, any present or future law to the contrary notwithstanding.


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


17. Reimbursement of Landlord. If the Tenant shall fail or refuse to comply with any of the terms and conditions of this Lease, the Landlord may carry out and perform such conditions at the cost and expense of the Tenant, which amounts shall be payable on demand to the Landlord as additional rent. In the event such payment is not made within thirty (30) days after demand therefor, Tenant shall pay Landlord interest at the rate of eighteen (18%) percent per annum. This remedy shall be in addition to such other remedies as the Landlord may have by reason of the breach by the Tenant of any of the terms and conditions of this Lease.

18. Inspection and Repair. The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. Landlord agrees to coordinate with Tenant to insure that Tenant's operations are not necessarily disrupted. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

19. Right to Exhibit. The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other, after twelve (12) months next preceding the expiration of the term hereof, to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

20. Removal of Tenant's Property. Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this Lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

21. Tenant's Default. Tenant shall be in default in the event Rent is not paid within ten (10) days after the date due. In the case of non-monetary defaults, Tenant will be in default in the event that it fails to cure any such default after twenty (20) days' prior written notice by Landlord.

22. Remedies Upon Tenant's Default. If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter, possess and enjoy the said premises. The Landlord may then re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents a may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.


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

23. Termination on Default. If any of the contingencies set forth in the preceding clause occur, or should the tenant be adjudicated as bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this Lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy sale, or by operation of law, the Landlord may, at any time thereafter, terminate this Lease and the term hereof, upon giving to the Tenant, five (5) days' notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this Lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this Lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels there from, by force or otherwise, without liability for damage.

24. Non-Liability of Landlord. The Landlord shall not be liable for any damage or injury which may be sustained by the tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power conveyor, refrigeration, sprinkler, air-conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of, or failure beyond the control of the Landlord, of any services to be furnished or supplied by the Landlord.

25. Liens. If any mechanic's, construction or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall upon demand, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any lien claims that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this Lease, in addition to such as are permitted by law.

26. Waiver of Subrogation Rights. The Tenant waives all rights of recovery against the Landlord or Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

27.  Security.  The Tenant has this day deposited with the Landlord the sum of $
00.00 as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which the Tenant shall, on demand, promptly restore said security to its original amount. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion of title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be released by the Tenant from all liability to return such security. This provision shall be applicable to every change in title and

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

does not permit the Landlord to retain the security after termination of the Landlord's ownership. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.

28. Condemnation. If the lease premises or any part thereof or any part of the building are taken by virtue of eminent domain or there is a change in grade of any street or highway, any of the foregoing of which shall materially affect Tenant's use of the premises, this Lease will terminate on the date title to the premises vests in the public entity pursuant to such taking, and the rent and any additional sums due under this lease shall be pro-rated as of said date.

29. Non-Waiver by Landlord. The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative. The failure of the Landlord to enforce strict performance by the tenant of the conditions and covenants of this Lease or to exercise any election or option, or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

30. Non-Performance by Landlord. This Lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

31. Title and Quiet Enjoyment. The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this Lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

32. Condition Precedent. This Lease agreement and Tenant's obligations to perform hereunder shall be conditioned to Tenant's obtaining all regulatory approvals from any governmental agencies on or before August 26, 2001. If, despite tenant's diligence, no approval is obtained by October 31, 2001, either party may terminate this Lease. Tenant represents that it has determined that the proposed use of the premises does not violate any zoning or development ordinance or regulation and that no municipal approvals are necessary for the proposed use of the premises.

33. Validity of Lease. The terms, conditions, covenants and provisions of this Lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

34. Notices. All notices required under the terms of this Lease shall be given and shall be completed by mailing such notices by certified or registered mail, return receipt requested, to the


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

address of the parties as shown at the head of this Lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

35. Entire Contract. This Lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

36. Conformation with Laws and Regulations. The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

37. Number and Gender. In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties have set their hands and seal, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.



Witnessed or Attested by


     /s/ Sharon Andersen                          /s/ John Brockriede
--------------------------                     ----------------------------
                                               BY: JOHN BROCKRIEDE
                                               Manager Landlord



ATTEST:                                        MONMOUTH COMMUNITY BANK,
                                               N.A., Tenant



     /s/ Diane E. Sperry                          /s/ James Vaccaro
--------------------------                     ----------------------------
Diane E. Sperry, Assistant Secretary           JAMES VACCARO, Chairman and CEO



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